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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2000

                                 [KEYCORP LOGO]

                                     KeyCorp
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Ohio                                 0-850                                  34-6542451
   -------------------------------            ----------------------           ------------------------------------
   (State or other jurisdiction of            Commission File Number           (I.R.S. Employer Identification No.)
    incorporation or organization)


   127 Public Square, Cleveland, Ohio                                                       44114-1306
----------------------------------------                                       ------------------------------------
(Address of principal executive offices)                                                    (Zip Code)



       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5. OTHER EVENTS

On April 20, 2000, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 2000. This press release, dated April 20, 2000, is attached as Exhibit 99 to this report.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99 The Registrant's April 20, 2000, press release announcing its earnings results for the three-month period ended March 31, 2000.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         KEYCORP
                                          --------------------------------------
                                                      (Registrant)


Date: April 21, 2000                                 /s/ Lee Irving
                                          --------------------------------------
                                          By: Lee Irving
                                              Executive Vice President
                                              and Chief Accounting Officer